EXHIBIT 23.1
                                                                    ------------



                          INDEPENDENT AUDITOR'S CONSENT


The  Board  of  Directors
  Guidelocator.com,  Inc.

We consent to the incorporation by reference in this Registration statement on Form SB-2 of our report dated August 10, 1999, for the period from July 12, 1999 (inception) through July 31, 1999.



/s/ MALONE  &  BAILEY,  PLLC


Houston,  Texas
December  22,  1999



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